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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K



                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




         Date of report (Date of earliest event reported): JUNE 14, 2004




                              THE BANC CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)

                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)


        0-25033                                            63-1201350
(Commission File Number)                       (IRS Employer Identification No.)



17 NORTH 20TH STREET, BIRMINGHAM, ALABAMA                    35203
(Address of Principal Executive Offices)                   (Zip Code)


                                 (205) 327-3600
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         After discussion between the Audit Committee of our Board of Directors and representatives of Ernst & Young LLP, which has served as the independent auditors for The Banc Corporation, the Audit Committee and Ernst & Young LLP reached a mutual decision that Ernst & Young LLP would not stand for re-election to audit our financial statements for the fiscal year ending December 31, 2004.

         For the fiscal years ended December 31, 2003 and 2002, Ernst & Young LLP's reports on our financial statements did not contain any adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles. In addition, during the fiscal years ended December 31, 2003 and 2002 and through June 14, 2004, (1) there were no disagreements between The Banc Corporation and Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Ernst & Young LLP, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report, and (2) there were no "reportable events", as defined in Item 304(a)(1)
(v) of the Securities and Exchange Commission's Regulation S-K, except that certain matters relating to our existing internal controls during the fiscal year ended December 31, 2002 were identified which we and Ernst & Young LLP treated as material weaknesses in internal controls for such year, as more fully described in Item 14 of our Annual Report on Form 10-K for such year. No such matters were identified for the fiscal year ended December 31, 2003.

         Ernst & Young LLP has furnished us with a letter addressed to the SEC stating that it agrees with the above statements. A copy of such letter is filed as Exhibit (16)-1 to this report. A copy of a letter from Ernst & Young LLP confirming the cessation of the auditor-client relationship with The Banc Corporation is filed as Exhibit (16)-2 to this report.

         Effective June 14, 2004, our Audit Committee has engaged Carr Riggs & Ingram, LLC to serve as our independent accountants. During the fiscal years ended December 31, 2003 and 2002 and through June 14, 2004, The Banc Corporation did not consult Carr Riggs & Ingram, LLC regarding either:

         (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on our financial statements, and neither a written report was provided to us nor oral advice was provided that Carr Riggs & Ingram, LLC concluded was an important factor considered by The Banc Corporation in reaching a decision as to the accounting, auditing or financial reporting issue; or

         (ii) Any matter that was either the subject of a disagreement (as defined in paragraph (a)(1)(iv) and the related instructions to Item 304 of Regulation S-K) or a reportable event (as described in paragraph (a)(1)(v) of
Item 304 of Regulation S-K).

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 ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

        (c)       Exhibits

                  Exhibit (16) - 1   Letter, dated June 14, 2004, from
                                     Ernst & Young LLP to the Securities
                                     and Exchange Commission.

                  Exhibit (16) - 2   Letter, dated June 14, 2004, from Ernst
                                     & Young LLP to David R. Carter, Chief
                                     Financial Officer, The Banc Corporation.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                  THE BANC CORPORATION


Date: June 15, 2004               By:       /s/ F. Hampton McFadden, Jr.
                                      ------------------------------------------
                                              F. Hampton McFadden, Jr.
                                             Executive Vice President,
                                           General Counsel and Secretary